UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009

INFOSMART GROUP, INC.
(Exact name of Registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-15643 (Commission File Number)	95-4597370 (IRS Employer Identification Number)

5th Floor, QPL Industrial Building
126-140 Texaco Road
Tsuen Wan, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2944-9905

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

Effective August 1, 2009, Chen Chia Ju, Leung Wai Chuen and Sze Po Nei resigned as members of the Board of Directors of the Company. Mr. Chen, Mr. Leung and Ms. Sze’s resignation were not a result of any disagreements relating to the Company’s operations, policies or practices.

Appointment of Director

On August 1, 2009, the Board of Directors of the Company appointed Sung YingYing, Tseng Cheng Yu and Seto Man Fai as members of the Board of Directors.

Ms. Sung was previously sales Manager, respectively, at two companies trading in Tainwan & China. She graduated from American Culture University, Bachelor of Business Administration; Quincy University of Illinois, Master of Administration of Business.

Mr. Tseng oversees Discobras operations in Brazil and sales in South America. He was previously CEO and VP, Sales/Purchasing Manager, respectively, at two companies trading in optical dye and optical discs. He graduated from New York Polytechnic University , Master of Science, Chemical Engineering; University of California, San Diego, Bachelor of Science, Chemical Engineering.

Mr. Seto is the present CEO of Infosmart Group, Inc. He was previously the Managing Director and Business Consultant of an investment bank. He graduated from the China University of Hong Kong, Bachelor of Business Administration.

Family Relationships

Neither Ms. Sung, Mr. Tseng nor Mr. Seto has a family relationship with any of the officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

Pursuant to employment agreements, dated August 1, 2009 (the “Director Agreements”), Ms. Sung, Mr. Tseng and Mr. Seto were appointed as the members of the Board of Director of the Company. The Director Agreements are filed as Exhibit 10.4, 10.5 and 10.6 to this Form 8-K and are incorporated by reference herein.

Pursuant to the Director Agreements, Ms. Sung, Mr. Tseng and Mr. Seto will receive $6,153.84, $23,076.92 and $0, respectively, as annual compensation for their services on the Board, pro-rated for the Company’s current fiscal year.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Exhibit Description

10.1	Resignation Letter of Chen Chia Ju, dated July 28, 2009
10.2	Resignation Letter of Leung Wai Chuen, dated July 28, 2009
10.3	Resignation Letter of Sze Po Nei, dated July 28, 2009
10.4	Director Agreement between Infosmart Group, Inc. and Sung Ying Ying, dated August 1, 2009
10.5	Director Agreement between Infosmart Group, Inc. and Tseng Cheng Yu, dated August 1, 2009
10.6	Director Agreement between Infosmart Group, Inc. and Seto Man Fai, dated August 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSMART GROUP, INC. (Registrant)

Date: September 1, 2009	By:	/s/ Parker Seto
Parker Seto, Chief Executive Officer and President